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                                                                  EXHIBIT 10.134


                      GUARANTY OF PAYMENT AND PERFORMANCE
                   (OASIS LAS VEGAS MOTOR COACH PARK, L.P.)


     Pursuant to approval by the partners of Oasis Las Vegas Motor Coach Park, L.P. ("Oasis L.P.") of that certain Amended and Restated Hacienda Adventure Club Acquisition and Assignment Agreement ("Agreement") executed by Hacienda Hotels Inc. and Resort Marketing International (jointly and severally, "Hacienda") (both subsidiaries of Sahara Gaming Corporation), and Alpine-Oasis Membership, L.L.C., a Delaware limited liability company ("Alpine-Oasis"), and pursuant to the Agreement itself, Oasis L.P. hereby executes, acknowledges and delivers this Guaranty. Capitalized terms used herein and not otherwise defined herein are used with the meanings set forth in the Agreement.

     In further consideration of the provisions set forth in the Agreement, and for other good and valuable consideration, the sufficiency and receipt of which hereby are acknowledged, Oasis L.P. ("Guarantor"), does hereby agree, for the reliance and benefit of Hacienda ("Benefitted Party"), as follows:

     1. Guarantor unconditionally guarantees that Alpine-Oasis shall timely perform and observe each agreement, covenant, identity, term and condition of the Agreement to be performed and observed by Alpine-Oasis, and upon Alpine-Oasis' failure to do so, Guarantor shall promptly perform and observe, or shall cause to be promptly performed and observed, such agreement, covenant, indemnity, term or condition. Without limiting the generality of the foregoing, Guarantor hereby unconditionally guarantees the prompt payment of any and all funds due to Hacienda from Alpine-Oasis pursuant to the terms of the Agreement.

     2. The obligations, covenants, agreements and duties of Guarantor pursuant to this Guaranty shall in no way be affected or impaired by reason of the occurrence from time to time of any of the following with respect to the Agreement, although without notice to, or the further consent of, Guarantor:

          (a) The waiver of the performance or observance by Alpine-Oasis of any agreement, covenant, indemnity, term or condition to be performed or observed by Alpine-Oasis;

          (b) The extension of time for the payment of any sums owing or payable pursuant to the Agreement or the time for performance of any other obligation under, or arising out of, or on account of, the Agreement;

          (c) The supplementation, modification or amendment, (whether material or otherwise) of the Agreement or any obligation of Alpine-Oasis set forth in the Agreement;

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          (d)  The release of Alpine-Oasis by operation of law from performance or observance of any of the agreements, covenants, terms or conditions contained in the Agreement; or

          (e) The bankruptcy or insolvency of Alpine-Oasis or any other defense of Alpine-Oasis based on status.

     3. Notice of acceptance of this Guaranty, present, demand for payment, protest, notice of default or nonpayment, notice of dishonor, and all other notices and demands are hereby waived by Guarantor.

     4. All guaranties, covenants, and agreements contained in this Guaranty shall bind the successor and assigns of Guarantor and Alpine-Oasis and shall inure to the benefit of the Benefitted Party, and its successors and assigns.

     5. The obligations of Guarantor hereunder shall be joint and several with obligations of Alpine-Oasis under the Agreement.

     6. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Nevada.

     7. No delay on the part of the Benefitted Party in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder, or the failure to exercise the same in any instance preclude other or further exercise thereof, or exercise of any other power or right, nor shall the Benefitted Party be liable for exercising or failing to exercise any such power or right. The rights and remedies hereunder expressly specified are cumulative and not exclusive of any rights or remedies the Benefitted Party may or will otherwise have.

     8. Any and all notices, demands and/or communications described herein, or which may be necessary or appropriate hereunder, shall be valid if delivered personably, or if deposited in the U.S. Mail, postage prepaid, certified mail, return receipt requested, to the following addresses:

     If to Guarantor:

          OASIS LAS VEGAS MOTOR COACH PARK, L.P.
          c/o Highridge Partners, Inc.
          300 North Continental Blvd.
          Suite 360
          El Segundo, California  90245


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     If to Benefitted Party:

          HACIENDA HOTEL, INC.
          Resort Marketing International
          Attn: Paul Lowden and David Lowden
          Santa Fe Hotel and Casino
          4949 N. Rancho Drive
          Las Vegas, NV  89130


     with a simultaneous copy to:

          BROWN, WINFIELD & CANZONERI, INC.
          300 S. Grand Ave., Ste. 1500
          Los Angeles, CA  90071
          Attn:  Thomas F. Winfield, III, Esq.


     Any notice, demand or communication deposited in the U.S. Mail as aforesaid shall be deemed received on the earlier of three business days after deposit in the U.S. Mail, or upon actual receipt.

     9. This document contains the entire Agreement between the Benefitted Party and Guarantor, and supersedes all prior oral and written negotiations, agreements and understandings of every kind.

     10. Should any dispute arise between the Benefitted Party and the Guarantor pursuant to, or in connection with, this Guaranty, the prevailing party shall be entitled to collect from the non-prevailing party reasonable attorney's fees and costs of suit.

          OASIS LAS VEGAS MOTOR COACH PARK, L.P., A CALIFORNIA LIMITED
          PARTNERSHIP
          BY: ALPINE-OASIS, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY,
              GENERAL PARTNER
              BY: ALPINE CAPITAL, L.L.C., A DE
                 LIMITED LIABILITY CO., ITS MEMBER
                 BY: HIGHRIDGE PARTNERS RV GROUP, L.L.C., A DE LIMITED
                     LIABILITY CO., MANAGER
                     BY: MJL ASSOCIATES, A CA LIMITED PARTNERSHIP, MANAGER
                         BY: MJL INVESTMENTS, INC., A CA CORP., GENERAL PARTNER


                                       By:  /s/ JOHN S. LONG
                                            ----------------------------------
                                       Its:
                                            JOHN S. LONG, PRESIDENT
                                            ----------------------------------

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STATE OF CALIFORNIA    )
                       ) SS.
COUNTY OF LOS ANGELES  )


     On July 24, 1996, before me Michele B. Karma, Notary Public, personally appeared John Long, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the persons(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.



Signature  /s/ Michele Karma
           -------------------------

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